o156 P-1

                        SUPPLEMENT DATED MARCH 1, 2004
                             TO THE PROSPECTUS OF
              FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND
                            DATED SEPTEMBER 1, 2003

The prospectus is amended as follows:

The first two paragraphs under "Goal and Strategies" are replaced with the following:

 GOAL The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes, as is consistent with prudent investment management and the preservation of shareholders' capital.

 MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from New York State personal income taxes. As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its total assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.

               Please keep this supplement for future reference.